UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2019

Acacia Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place,
Suite 400
Maynard, Massachusetts		01754
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 938-4896

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, (i) on July 8, 2019, Acacia Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cisco Systems, Inc., a California corporation (the “Parent”), and Amarone Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Sub”), providing for the acquisition of the Company by the Parent through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of the Parent; (ii) on August 5, 2019, a lawsuit, captioned Jiang v. Acacia Communications, Inc., et al., Civil Action No. 1:19-cv-07267 (the “Jiang Action”), was filed against the Company and each of the Company’s directors in the United States District Court for the Southern District of New York alleging violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-9 promulgated thereunder against the defendants for allegedly disseminating a materially incomplete and misleading preliminary proxy statement in connection with the proposed Merger; and (iii) on August 27, 2019, the Company and the plaintiffs in three other lawsuits — the first in the United States District Court for the District of Delaware and captioned O’Brien v. Acacia Communications, Inc., et al., Civil Action No. 1:19-cv-01463, the second in the United States District Court for the District of Delaware and captioned Rosenblatt v. Acacia Communications, Inc., et al., Civil Action No. 1:19-cv-01470, and the third in the United States District Court for the District of Massachusetts and captioned Mac v. Acacia Communications, Inc., et al., Civil Action No. 1:19-cv-11706 (such three other lawsuits being referred to as the “Other Actions” and, together with the Jiang Action, as the “Actions”) — entered into a memorandum of understanding in which these plaintiffs agreed to dismiss with prejudice their individual claims and to dismiss without prejudice the class claims asserted in the Other Actions, in return for the Company’s agreement to make the supplemental disclosures set forth under the heading “Supplement to Proxy Statement” in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 27, 2019 (the “Supplemental Disclosures”), which Supplemental Disclosures are incorporated herein by reference.

On August 27, 2019, the Company and the plaintiff in the Jiang Action agreed in principle that he would dismiss with prejudice his claims asserted in that action, in return for the Company’s agreement to make the Supplemental Disclosures. That agreement was memorialized in a memorandum of understanding between the Company and the plaintiff in the Jiang Action entered into on August 28, 2019.

The Company believes that no further supplemental disclosure is required under applicable laws and that the definitive proxy statement filed by the Company with the SEC on August 7, 2019 (the “Proxy Statement”) disclosed all material information required to be disclosed therein. However, to avoid the risk of the Actions delaying or adversely affecting the proposed Merger and to minimize the expense of defending the claims asserted in such Actions, it agreed, pursuant to the terms of the memoranda of understanding, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth in the Supplemental Disclosures and which should be read in conjunction with the Proxy Statement.

The memoranda of understanding will not affect the amount of the merger consideration that the Company’s stockholders are entitled to receive in the proposed Merger or the timing of the special meeting of the Company’s stockholders, scheduled for September 6, 2019, to, among other things, consider and vote upon a proposal to adopt the Merger Agreement.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, the Company has filed a definitive proxy statement with the SEC. The proxy statement has been mailed to the stockholders of the Company. The Company’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at http://ir.acacia-inc.com/ or by contacting Company Investor Relations at (212) 871-3927.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the acquisition. Information about the Company’s directors and executive officers, including their ownership of Company securities, is set forth in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2019, the Company’s Form 8-K filed with the SEC on June 3, 2019, the definitive proxy statement regarding the transaction and the Company’s other filings with the SEC.

In addition, the Parent and its executive officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the transaction. Information concerning the Parent’s directors and executive officers is set forth in the Parent’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2018, annual report on Form 10-K filed with the SEC on September 6, 2018, Form 8-K filed with the SEC on May 22, 2019, and the Parent’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Parent’s Investor Relations website at https://investor.cisco.com.

Forward-Looking Statements

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the proposed acquisition of the Company by Parent and the expected completion of the acquisition. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, obtaining the Company’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt the Company’s current plans and business operations, risks related to the diverting of management’s attention from the Company’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of the Company and the ability of the Parent to successfully integrate the Company’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on August 6, 2019 and February 21, 2019, respectively. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2019	ACACIA COMMUNICATIONS, INC.

	By:	/s/ Janene I. Asgeirsson
Janene I. Asgeirsson
Chief Legal Officer and Secretary